UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

Grubb & Ellis Healthcare REIT II, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 667-8252

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on September 20, 2010 reporting our acquisition of The Laurels of Charlottesville located in Charlottesville, Virginia, or the Charlottesville property, Bland Nursing & Rehabilitation Center located in Bastian, Virginia, or the Bastian property, Maple Grove Health Care Center located in Lebanon, Virginia, or the Lebanon property, The Brian Center of Fincastle located in Fincastle, Virginia, or the Fincastle property, The Brian Center of Low Moor located in Low Moor, Virginia, or the Low Moor property, The Laurels of Willow Creek located in Midlothian, Virginia, or the Midlothian property, and The Springs Nursing Facility located in Hot Springs, Virginia, or the Hot Springs property, or collectively the Virginia SNF Portfolio, as described in such Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.
On September 16, 2010, we acquired the Virginia SNF Portfolio consisting of seven skilled nursing facilities which are 100% leased to majority owned subsidiaries of Kissito Healthcare, or Kissito, and Laurel Health Care Holdings, Inc., or Laurel. The Virginia SNF Portfolio was built between 1989 and 2004 and consists of approximately 232,000 square feet of gross leasable area, in the aggregate. Majority owned subsidiaries of Kissito lease five of the seven properties: the Bastian property, the Lebanon property, the Fincastle property, the Low Moor property and the Hot Springs property, or collectively the Kissito leases, whereby each individual lease is personally guaranteed by an executive officer of Kissito. Majority owned subsidiaries of Laurel lease the remaining two properties: the Charlottesville property and the Midlothian property, or collectively the Laurel leases, whereby Laurel serves as the guarantor of each individual lease.
In evaluating the Virginia SNF Portfolio as a potential acquisition and determining the appropriate amount of consideration to be paid for the portfolio, a variety of factors were considered, including our evaluation of property condition reports, the respective locations, visibility and access to the seven properties, the age, physical condition and curb appeal of the seven properties, neighboring property uses, local market conditions and general economic conditions and patient demand.
We believe that the financial condition and results of operations of the individual tenants for the Kissito leases are more relevant to investors than the financial condition of the individual personally guaranteeing the leases and enable investors to evaluate the credit-worthiness of the individual properties and pursuant to the guidance provided by the United States Securities and Exchange Commission, or the SEC, we have provided the summarized financial information of the individual tenants herein. However, we believe that the financial condition and results of operations of the guarantor of the Laurel leases are more relevant to investors than the financial statements of the individual tenants and enable investors to evaluate the credit-worthiness of the guarantor of the lease and pursuant to the guidance provided by the SEC, we have provided the summarized financial information of Laurel herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.		Page

	Individual tenants of the Kissito leases

	I.	Summary financial information regarding AFS of Bastian, Inc.	4

	II.	Summary financial information regarding AFS of Lebanon, Inc. (formerly known as Senior Care of Lebanon, Inc.)	4

	III.	Summary financial information regarding AFS of Fincastle, Inc.	4

	IV.	Summary financial information regarding AFS of Low Moor, Inc.	5

	V.	Summary financial information regarding AFS of Hot Springs, Inc.	5

	Laurel Health Care Holdings, Inc.

	VI.	Summary financial information regarding Laurel Health Care Holdings, Inc.	5

(b)	Pro forma financial information.

	Grubb & Ellis Healthcare REIT II, Inc.

	I.	Unaudited Pro Forma Condensed Consolidated Financial Statements for the Nine Months Ended September 30, 2010 and for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	6

	II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010	7

	III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	8

	IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements for the Nine Months Ended September 30, 2010 and for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	9

The following financial information regarding the individual tenants of the Kissito leases is taken from its audited December 31, 2009, 2008 and 2007 financial statements and unaudited June 30, 2010 financial statements.
The Bastian property — AFS of Bastian, Inc.

		December 31,
	June 30, 2010	2009	2008
STATEMENT OF FINANCIAL POSITION DATA:
Total current assets	$466,886	$418,946	$537,009
Total noncurrent assets	$63,376	$745,820	$322,138
Total current liabilities	$90,611	$856,083	$501,251
Total noncurrent liabilities	$49,080	$71,501	$190,507

	Six Months Ended
	June 30,	Years Ended December 31,
	2010	2009	2008	2007
STATEMENT OF ACTIVITIES DATA:
Total operating revenues	$2,004,969	$3,804,837	$3,829,091	$3,491,907
Operating income	$153,389	$40,757	$309,883	$80,035
Excess of revenue over expenses	$153,389	$69,793	$310,129	$80,035
The Lebanon property — AFS of Lebanon, Inc. (formerly known as Senior Care of Lebanon, Inc.)

		December 31,
	June 30, 2010	2009	2008
STATEMENT OF FINANCIAL POSITION DATA:
Total current assets	$510,933	$593,944	$446,230
Total noncurrent assets	$181,975	$1,032,605	$889,460
Total current liabilities	$(51,700)	$1,148,683	$761,906
Total noncurrent liabilities	$17,595	$70,324	$171,182

	Six Months Ended
	June 30,	Years Ended December 31,
	2010	2009	2008	2007
STATEMENT OF ACTIVITIES DATA:
Total operating revenues	$2,433,499	$4,127,311	$4,138,437	$3,907,048
Operating income (loss)	$319,469	$2,473	$(75,419)	$47,365
Excess (deficiency) of revenue over expenses	$319,469	$4,940	$(75,283)	$47,365
The Fincastle property — AFS of Fincastle, Inc.

		December 31,
	June 30, 2010	2009	2008
STATEMENT OF FINANCIAL POSITION DATA:
Total current assets	$640,865	$425,307	$333,371
Total noncurrent assets	$232,411	$222,663	$256,802
Total current liabilities	$1,972,774	$1,474,526	$925,896
Total noncurrent liabilities	$14,928	$418,078	$268,532

	Six Months Ended
	June 30,	Years Ended December 31,
	2010	2009	2008	2007
STATEMENT OF ACTIVITIES DATA:
Total operating revenue	$2,961,878	$4,679,809	$4,908,671	$4,720,994
Operating income (loss)	$130,205	$(687,429)	$(22,031)	$172,880
Excess (deficiency) of revenue over expenses	$130,205	$(640,379)	$(22,031)	$172,880

The Low Moor property — AFS of Low Moor, Inc.

		December 31,
	June 30, 2010	2009	2008
STATEMENT OF FINANCIAL POSITION DATA:
Total current assets	$649,722	$460,699	$496,757
Total noncurrent assets	$343,470	$686,900	$649,387
Total current liabilities	$732,871	$919,089	$723,194
Total noncurrent liabilities	$44,027	$48,938	$124,998

	Six Months Ended
	June 30,	Years Ended December 31,
	2010	2009	2008	2007
STATEMENT OF ACTIVITIES DATA:
Total operating revenues	$3,120,699	$5,567,356	$4,717,699	$4,139,872
Operating income (loss)	$36,724	$(123,170)	$(11,786)	$179,810
Excess (deficiency) of revenue over expenses	$36,724	$(118,380)	$(11,590)	$179,810
The Hot Springs property — AFS of Hot Springs, Inc.

		December 31,
	June 30, 2010	2009	2008
STATEMENT OF FINANCIAL POSITION DATA:
Total current assets	$313,355	$246,424	$270,534
Total noncurrent assets	$320,492	$128,418	$154,638
Total current liabilities	$891,456	$561,732	$501,528
Total noncurrent liabilities	$18,375	$420,109	$353,386

	Six Months Ended
	June 30,	Years Ended December 31,
	2010	2009	2008	2007
STATEMENT OF ACTIVITIES DATA:
Total operating revenues	$1,544,563	$2,930,764	$3,175,423	$3,231,211
Operating income (loss)	$17,661	$(193,844)	$(123,847)	$81,113
Excess (deficiency) of revenue over expenses	$17,661	$(177,257)	$(123,667)	$81,113
The following financial information regarding Laurel Health Care Holdings, Inc. is taken from its audited December 31, 2009, 2008 and 2007 financial statements and unaudited June 30, 2010 financial statements.

		December 31,
	June 30, 2010	2009	2008
BALANCE SHEET DATA:
Total current assets	$56,824,000	$48,706,000	$46,191,000
Total noncurrent assets	$45,615,000	$47,799,000	$41,754,000
Total current liabilities	$40,105,000	$36,990,000	$35,742,000
Total noncurrent liabilities	$59,719,000	$62,538,000	$68,777,000

	Six Months Ended
	June 30,	Years Ended December 31,
	2010	2009	2008	2007
STATEMENT OF INCOME DATA:
Total revenues	$132,310,000	$254,592,000	$241,168,000	$216,281,000
Income before amortization of deferred gain	$6,939,000	$15,029,000	$12,397,000	$4,868,000
Net income	$9,083,000	$20,683,000	$18,051,000	$10,522,000

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Nine Months Ended September 30, 2010 and
for the Period from January 7, 2009 (Date of Inception) through December 31, 2009
The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 and Annual Report on Form 10-K for the year ended December 31, 2009. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010 and for the period from January 7, 2009 (Date of Inception) through December 31, 2009 are presented as if we acquired Lacombe Medical Office Building, or the Lacombe MOB property, Center for Neurosurgery and Spine, or the Center for Neurosurgery and Spine property, Parkway Medical Center, or the Parkway property, Highlands Ranch Medical Pavilion, or the Highlands Ranch property, Muskogee Long-Term Acute Care Hospital, or the Muskogee LTACH property, St. Vincent Medical Office Building, or the St. Vincent MOB property, Livingston Medical Arts Pavilion, or the Livingston MAP property, Pocatello East Medical Office Building, or the Pocatello East MOB property, Cape Girardeau Long-Term Acute Care Hospital, or the Cape property and Joplin Long-Term Acute Care Hospital, or the Joplin property, two of the four properties comprising the Monument LTACH Portfolio, and the Virginia SNF Portfolio, or collectively the Properties, on January 7, 2009 (Date of Inception). The Properties were acquired using a combination of debt financing and cash proceeds, net of offering costs, received from our initial public offering through the acquisition date. However, the pro forma adjustments assume that the debt proceeds and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of January 7, 2009 (Date of Inception).
An unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 is not presented as the effect of the acquisition of the Properties is fully reflected in our historical consolidated balance sheet as of September 30, 2010.
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2010

			Acquisition of the
	Company	2010	Virginia SNF		Company
	Historical(A)	Transactions(B)	Portfolio(C)		Pro Forma
Revenue:
Rental income	$4,010,000	$4,937,000	$3,170,000		$12,117,000

Expenses:
Rental expenses	1,241,000	1,323,000	184,000	(D)	2,748,000
General and administrative	1,048,000	334,000	271,000	(E)	1,653,000
Acquisition related expenses	5,179,000	(3,397,000)	(1,622,000)	(F)	160,000
Depreciation and amortization	1,722,000	1,801,000	1,256,000	(G)	4,779,000

Total expenses	9,190,000	61,000	89,000		9,340,000

(Loss) income from operations	(5,180,000)	4,876,000	3,081,000		2,777,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mortgage loan payables and derivative financial instrument	(432,000)	(1,178,000)	(1,299,000)	(H)	(2,909,000)
Loss in fair value of derivative financial instrument	(194,000)	—	—		(194,000)
Interest income	14,000	—	—		14,000

Net (loss) income	(5,792,000)	3,698,000	1,782,000		(312,000)

Less: Net income attributable to noncontrolling interest	1,000	6,000	—		7,000

Net (loss) income attributable to controlling interest	$(5,793,000)	$3,692,000	$1,782,000		$(319,000)

Net (loss) income per common share attributable to controlling interest — basic and diluted	$(1.02)				$(0.03)

Weighted average number of common shares outstanding — basic and diluted	5,687,117				9,643,677	(I)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Period from January 7, 2009 (Date of Inception) through December 31, 2009

			Acquisition of the
	Company	2010	Virginia SNF		Company
	Historical(J)	Transactions(K)	Portfolio(L)		Pro Forma
Revenue:
Rental income	$—	$11,043,000	$4,403,000		$15,446,000

Expenses:
Rental expenses	—	3,363,000	256,000	(M)	3,619,000
General and administrative	268,000	757,000	366,000	(N)	1,391,000
Acquisition related expenses	18,000	(12,000)	—	(O)	6,000
Depreciation and amortization	—	5,109,000	1,675,000	(P)	6,784,000

Total expenses	286,000	9,217,000	2,297,000		11,800,000

(Loss) income from operations	(286,000)	1,826,000	2,106,000		3,646,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mortgage loan payables and derivative financial instrument	—	(1,889,000)	(1,960,000)	(Q)	(3,849,000)
Interest income	4,000	—	—		4,000

Net (loss) income	(282,000)	(63,000)	146,000		(199,000)

Less: Net loss attributable to noncontrolling interest	1,000	—	—		1,000

Net (loss) income attributable to controlling interest	$(281,000)	$(63,000)	$146,000		$(198,000)

Net (loss) income per common share attributable to controlling interest — basic and diluted	$(1.51)				$(0.02)

Weighted average number of common shares outstanding — basic and diluted	186,330				9,569,275	(R)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010
(A) As reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.
(B) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property, the Center for Neurosurgery and Spine property, the Parkway property, the Highlands Ranch property, the Muskogee LTACH property, the St. Vincent MOB property, the Livingston MAP property, the Pocatello East MOB property and the Cape property and the Joplin property, which were acquired in 2010.
(C) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Virginia SNF Portfolio.
(D) Amount represents the estimated rental expenses of the Virginia SNF Portfolio. We entered into an advisory agreement with Grubb & Ellis Healthcare REIT II Advisor, LLC, or our advisor, or our advisory agreement. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for overseeing property management services for each of our properties, a monthly oversight fee of up to 1.0% of the gross monthly cash receipts of each property. As a result, the pro forma amounts shown are reflective of our current advisory agreement at a rate of 1.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(E) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Virginia SNF Portfolio, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the nine months ended September 30, 2010.
(F) We incurred a total of $1,622,000 in acquisition related expenses, $1,622,000 of which was incurred during the nine months ended September 30, 2010, in connection with the acquisition of the Virginia SNF Portfolio. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010.
(G) Amount represents depreciation and amortization expense on the allocation of the purchase price. We allocated the purchase price to the fair value of the assets acquired and liabilities assumed as follows: $4,405,000 to land, $37,709,000 to building and improvements, $2,837,000 to in-place leases, $2,449,000 to tenant relationships and $(2,400,000) to other liabilities. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 4.8 to 14.5 years, 4.8 to 14.5 years and 34.4 to 34.5 years for building, improvements, in-place leases and tenant relationships, respectively.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(H) We financed the purchase price, plus closing costs, using $26,810,000 in borrowings under a loan agreement with KeyBank National Association, or the KeyBank loan agreement, $12,900,000 in borrowings under a line of credit with Bank of America, National Association, or our line of credit, and proceeds from our offering. We have reflected the amount of interest expense calculated on $14,500,000 in borrowings under our line credit in the amount listed in the 2010 Transactions column. Borrowings under our line of credit are limited to the availability of credit remaining on the line of credit at the time of acquisition which was $2,650,000. Therefore, we have assumed the purchase price, plus closing costs, was financed using $26,810,000 in borrowings under the KeyBank loan agreement, $2,650,000 in borrowings under our line of credit and the remaining from proceeds from our offering. As such, this amount represents interest expense on such borrowings. The unpaid principal balance under the KeyBank loan agreement bears interest at a rate equal to the higher of 5.5% per annum or LIBOR plus 4.0% per annum. The unpaid principal balance under our line of credit bears interest at a rate equal to the higher of 5.0% per annum or LIBOR plus 3.75% per annum. We have assumed a 5.5% per annum and 5.0% per annum interest rate, respectively, as LIBOR plus the applicable margin was less than 5.5% per annum and 5.0% per annum, respectively, for the nine months ended September 30, 2010.
(I) Amount represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Properties. The calculation assumes these proceeds were raised as of January 7, 2009 (Date of Inception).
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 7, 2009 (Date of Inception) through December 31, 2009
(J) Derived from amounts reported in our Annual Report on Form 10-K for the year ended December 31, 2009.
(K) Amounts represent the previously reported estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property, the Center for Neurosurgery and Spine property, the Parkway property, the Highlands Ranch property, the Muskogee LTACH property, the St. Vincent MOB property, the Livingston MAP property, the Pocatello East MOB property and the Cape property and the Joplin property, which were acquired in 2010.
(L) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Virginia SNF Portfolio.
(M) Amount represents the estimated rental expenses of the Virginia SNF Portfolio. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for overseeing property management services for each of our properties, a monthly oversight fee of up to 1.0% of the gross monthly cash receipts of each property. As a result, the pro forma amounts shown are reflective of our current advisory agreement at a rate of 1.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(N) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Virginia SNF Portfolio, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the period from January 7, 2009 (Date of Inception) through December 31, 2009.
(O) We incurred a total of $1,622,000 in acquisition related expenses, none of which was incurred in 2009, in connection with the acquisition of the Virginia SNF Portfolio. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the period from January 7, 2009 (Date of Inception) through December 31, 2009.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(P) Amount represents depreciation and amortization expense on the allocation of the purchase price. We allocated the purchase price to the fair value of the assets acquired and liabilities assumed as follows: $4,405,000 to land, $37,709,000 to building and improvements, $2,837,000 to in-place leases, $2,449,000 to tenant relationships and $(2,400,000) to other liabilities. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 4.8 to 14.5 years, 4.8 to 14.5 years and 34.4 to 34.5 years for building, improvements, in-place leases and tenant relationships, respectively.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.
(Q) We financed the purchase price, plus closing costs, using $26,810,000 in borrowings under the KeyBank loan agreement, $12,900,000 in borrowings under our line of credit and proceeds from our offering. We have reflected the amount of interest expense calculated on $14,500,000 in borrowings under our line credit in the amount listed in the 2010 Transactions column. Borrowings under our line of credit are limited to the availability of credit remaining on the line of credit at the time of acquisition which was $2,650,000. Therefore, we have assumed the purchase price, plus closing costs, was financed using $26,810,000 in borrowings under the KeyBank loan agreement, $2,650,000 in borrowings under our line of credit and the remaining from proceeds from our offering. As such, this amount represents interest expense on such borrowings. The unpaid principal balance under the KeyBank loan agreement bears interest at a rate equal to the higher of 5.5% per annum or LIBOR plus 4.0% per annum. The unpaid principal balance under our line of credit bears interest at a rate equal to the higher of 5.0% per annum or LIBOR plus 3.75% per annum. We have assumed a 5.5% per annum and 5.0% per annum interest rate, respectively, as LIBOR plus the applicable margin was less than 5.5% per annum and 5.0% per annum, respectively, for the period from January 7, 2009 (Date of Inception) through December 31, 2010.
(R) Amount represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Properties. The calculation assumes these net proceeds were raised as of January 7, 2009 (Date of Inception).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.
Date: December 2, 2010	By:	/s/ Jeffrey T. Hanson
		Name:	Jeffrey T. Hanson
		Title:	Chief Executive Officer